Exhibit 32.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER OF ICO, INC.
PURSUANT TO 18 U.S.C. § 1350

In connection with the accompanying annual report on Form 10-K for the fiscal year ended September 30, 2006 and filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, A. John Knapp, Jr., the Chief Executive Officer of ICO, Inc. (the “Company”), hereby certify, to my knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company in respect of those items required to be described or presented in such Report under Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934.

/s/ A. John Knapp, Jr.
Name:	A. John Knapp, Jr.
Chief Executive Officer
Date:	December 13, 2006

This certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed to be a part of the Report or “filed” for any purpose whatsoever.